516751

                            SAFECO COMMON STOCK TRUST
                            SAFECO MANAGED BOND TRUST
                            SAFECO MONEY MARKET TRUST
                            SAFECO TAXABLE BOND TRUST
                          SAFECO TAX-EXEMPT BOND TRUST

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2000
                        SUPPLEMENT DATED JANUARY 8, 2001


The following information replaces the paragraph following the subheading "Dividend Income Fund" on page 67 of the Advisor Class A, Advisor Class B and Advisor Class C Prospectus:

The Dividend Income Fund is managed by Daniel L. Rutter, Assistant Vice President of SAM. Mr. Rutter began managing the Fund January 1, 2001. He was an investment analyst with SAM and managed a portfolio of securities for one of the SAFECO employee benefit plans and several client accounts for SAM's affiliate SAFECO Trust Company from 1994 through 2000.



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GMF-4271 01/01